SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

AZZAD FUNDS

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[INSERT DATE]

Dear Shareholder:

The Azzad Funds (the “Trust”) will hold a Special Meeting of Shareholders (“Special Meeting”) on [INSERT DATE AND TIME], Eastern Time. Shareholders are being asked to vote on two proposals.

Proposal 1 pertains to shareholders of both the Azzad Ethical Fund and the Azzad Wise Capital Fund (collectively the “Funds”). Proposal 1 calls for shareholders to vote for the election of Mr. Abed Awad, Esq to the Trust’s Board of Trustees. The nominee currently serves as a Trustee of the Trust.

Proposal 2 pertains to shareholders of the Azzad Wise Capital Fund only.   Proposal 2 seeks shareholder approval of a Subadvisory Agreement between the investment adviser of the Azzad Wise Capital Fund, Azzad Asset Management, Inc. (the “Adviser”), and Federated Investment Management Company (“Federated” or “Sub-Adviser”), which as described in the proxy statement and in the Subadvisory Agreement would be acting as a sub-adviser to the Azzad Wise Capital Fund. The Adviser is an SEC registered investment adviser that has been in business since 1997 and focuses on providing advisory services pursuant to socially responsible principles.  Mr. Jamal Elbarmil has managed the Azzad Wise Capital Fund since its inception in 2010. Federated is an SEC registered investment adviser that is headquartered in Pittsburgh, Pennsylvania and has significant experience managing investment portfolios. Federated’s expertise in Global Fixed-Income Management includes various customized strategies having portfolio characteristics similar in certain respects to the Fund, such as credit quality, duration management, and income generation.  Additionally, Federated’s Emerging Market Debt Strategy includes, as a small portion of its portfolio, investments which may overlap those found in the Fund’s investment mandate (e.g., sukuk).

The Trustees believe these proposals will improve the management and operations of each of the Funds. The Trust was established in 2000 to provide investors with an investment vehicle that operates consistent with a socially responsible investment philosophy.

If you owned shares in the Azzad Ethical Fund as of the close of business on [INSERT RECORD DATE], you are entitled to vote at the meeting on the first proposal.  If you owned shares in the Azzad Wise Capital Fund as of the close of business on [INSERT RECORD DATE], you are entitled to vote at the meeting on both the first and second proposal. The Fund’s Board of Trustees unanimously recommends that you approve both proposals.

No matter how many shares you own, your vote is important.  Your prompt response will help reduce proxy costs – which are paid for by the Funds – and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

/s/Bashar Qasem

Bashar Qasem, Chairman

AZZAD ETHICAL FUND

AZZAD WISE CAPITAL FUND

(EACH A SERIES OF AZZAD FUNDS)

3141 Fairview Park Drive, Suite 460

Falls Church, Virginia 22042

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [INSERT DATE]

A Special Meeting of shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund, each a series of Azzad Funds (“Trust”), will be held on [INSERT DATE AND TIME], Eastern Time, at 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042, for the following purpose:

(1)

To elect one additional independent Trustee to the Board of Trustees of the Trust;

(2)

To approve a Subadvisory Agreement for the Azzad Wise Capital Fund between Azzad Asset Management, Inc. and Federated Investment Management Company; and

(3)

To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournments thereof if you owned shares in the Azzad Wise Capital Fund and/or the Azzad Ethical Fund at the close of business on [INSERT RECORD DATE]. You may vote:

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By Internet, by going to http://www.azzadfunds.com and following the instructions

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By telephone, by calling the toll-free number listed on your proxy card and following the instructions,

3)

By mail, by following the instructions on your proxy card, or

4)

In person during the meeting.

THE BOARD OF TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS.

 The proxy materials for the Shareholder meeting to be held on [INSERT DATE] are available at http://www.azzadfunds.com.

The Annual Report and Semi-Annual Report of both the Azzad Ethical Fund and the Azzad Wise Capital Fund are available at http://www.azzadfunds.com/HowToInvest.aspx.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

/s/Jamal Elbarmil

Jamal Elbarmil, Secretary

[INSERT DATE]

IMPORTANT INFORMATION REGARDING THE PROXY STATEMENT

The following information is only a brief summary of the proposal and is qualified in its entirety by reference to the Proxy Statement.  Before you vote, you should read the Proxy Statement in its entirety.

Q.  What are the Shareholders voting on?

A. The Board of Trustees (the “Board”) of the Azzad Funds is making available these proxy materials to shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund. The Board is asking shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund to vote for the election of one Trustee.  The Board of Trustees is also asking shareholders of the Azzad Wise Capital Fund to approve a Subadvisory Agreement between the investment adviser of the Fund, Azzad Asset Management, and Federated Investment Management Company (“Federated”), which as described in the proxy statement and in the Subadvisory Agreement would be acting as a sub-adviser to the Fund.

Q. Why am I receiving information about Funds I do not own?

A. The management of the Funds has concluded that it is more cost effective to hold a joint meeting for all the Funds.  You will be asked to vote separately on the proposal(s) with respect to the Fund(s) that you own.

Q.  Why am I being asked to vote for the election of a Trustee to the Board?

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that shareholders elect a fund’s Trustees under certain circumstances. As a general matter, the Board may fill vacancies as long as, after the Board fills the vacancy, at least two-thirds of the Trustees have been elected by shareholders. Currently, three of the four Trustees have previously been elected by shareholders, and the fourth was appointed by the Trustees who are not “interested persons” in 2013. All of the nominees already serve as Trustees of your Fund, and, by electing the fourth nominee now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Q.  Azzad Wise Capital Fund Shareholders only: Why is Federated Investment Management (“Federated”) being proposed as a sub-adviser to the Azzad Wise Capital Fund?

Federated is a wholly-owned subsidiary of Federated Investors, Inc.  Federated, and other subsidiaries of Federated Investors, Inc., advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $376.1 billion in assets as of December 31, 2013.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees, and provides investment products to approximately 6,000 investment professionals and institutions.  Federated, the proposed sub-advisor to the Azzad Wise Capital Fund, advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.  Federated receives certain credit research and other services from its affiliate, Federated Investors (UK) LLP, and also receives certain administrative services from its affiliate, Federated Advisory services Company. There will be no separate fee charged to or payable by the investment adviser, Azzad Asset Management, or the Azzad Wise Capital Fund, for the services provided by Federated Investors (UK) or Federated Advisory Services Company to Federated.

The Board of Trustees believes that Federated would greatly enhance the Fund’s management resources. The investment adviser will continue to be responsible for the day-to-day operations of the Fund including ensuring that the Fund’s holdings and portfolio management complies with its investment philosophy and Shari’ah based investment mandate.

In its role as Sub-Adviser, Federated will direct the investment of a portion of the Fund’s assets, in accordance with the investment objective and policies as outlined in the Fund’s registration statement and in accordance with the Subadvisory Agreement. With respect to the portion of the Fund’s assets that it sub-advises, the Sub-Adviser will furnish investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.  Services include but are not limited to:  formulation and implementation of a continuous investment program, selecting brokers, dealers and other intermediaries, trade execution and settlement, maintaining all records, instructions or authorizations relating to the acquisition or disposition of investments, all in accordance with the Investment Company Act of 1940, periodic reporting as required and requested by the Adviser, and the other provisions of the Subadvisory Agreement.

Q.  Azzad Wise Capital Fund Shareholders Only: Why am I being asked to approve this Subadvisory Agreement?

A.  The Investment Company Act requires a shareholder vote to approve a new subadvisory agreement with a fund’s investment adviser.  The Sub-Advisory Agreement would take effect upon Shareholder Approval.

Q.  Azzad Wise Capital Fund Shareholders only: What happens if the proposed Subadvisory Agreement is not approved?

A.  If the shareholders of the Azzad Wise Capital Fund do not approve the proposed Subadvisory Agreement, the Board of Trustees will take such further action as it deems in the best interests of the shareholders of the Fund, which may include resubmitting the proposal to shareholders or determining not to pursue use of Federated as a sub-adviser.

Q.  Who is asking for my vote?

A.  The enclosed proxy is being solicited by the Board of Trustees of the Azzad Funds for use at the special meeting of the shareholders scheduled on [INSERT DATE], Eastern Time.

Q.  How does the Board suggest that I vote?

A.  After careful consideration, the Board recommends that shareholders of the Azzad Wise Capital Fund vote “FOR” the election of the independent trustee nominee and “FOR” the approval of the proposed Subadvisory Agreement.  The Board recommends that shareholders of the Azzad Ethical Fund vote “FOR” the election of the independent trustee nominee.

Q.  Will the Funds incur any proxy related costs?

A.   Yes. The cost of the proxy is estimated to be [INSERT APPROXIMATE COST] and will be allocated equally to each Fund.

Q. How do I vote?

A. You may vote in one of the following ways:

1)

By Internet, by going to http://www.azzadfunds.com and following the instructions

2)

By telephone, by calling the toll-free number listed on your proxy card and following the instructions,

3)

By mail, by following the instructions on your proxy card, or

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In person during the meeting.

Should you choose not to attend the meeting, we encourage you to vote by Internet or telephone, as those methods cost less money to process than by mail

Q.  How do I revoke or change my vote?

A.  You may revoke your proxy and change your vote by:

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Signing a proxy card with a later date and returning it before the polls close at the Meeting,

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Voting by telephone or on the Internet before 10:00 AM, Eastern Time on [INSERT DATE], or

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Voting at the meeting.

Q.  Does my vote make a difference?

A.  Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposals by casting your vote as soon as possible.  By voting early, you help avoid the expense of sending additional mailing to try to get shareholders to cast more votes.

Q.  Whom do I call if I have questions?

A.  We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting.  Please call 888-862-9923 x115 Monday through Friday between 9:00 am and 5:00 pm (Eastern Time) to speak with a representative of the Adviser.

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

(EACH A SERIES OF AZZAD FUNDS)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

 TO BE HELD ON

[INSERT MEETING DATE]

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the Azzad Ethical Fund and the Azzad Wise Capital Fund, each a series of Azzad Funds (“Trust”) in connection with the Board of Trustees’ solicitation of proxies to be used at the Special Meeting of the Shareholders of the Funds (“Special Meeting”) to be held on [INSERT MEETING DATE AND TIME], Eastern Time, at Azzad Asset Management, Inc. (the “Adviser), 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042, or any adjournment or adjournments thereof.  This Proxy Statement and related proxy card will first be made available to shareholders on or about [INSERT DATE].

At a Board meeting held on March 10, 2014, the current Trustees of the Trust nominated for election the independent trustee nominee set forth in Proposal 1 below (the “Nominee”).  The shareholders of the Azzad Wise Capital Fund (the “Azzad Wise Capital Fund”) and the Azzad Ethical Fund (“Azzad Ethical Fund”) are being asked to vote for the election of the Nominee.

The shareholders of the Azzad Wise Capital Fund are also being asked to consider the approval of a Sub-Advisory Agreement for the Azzad Wise Capital Fund.  The Subadvisory Agreement is between the Adviser and Federated Investment Management Company (“Federated”).

The Trustees are requesting that (i) shareholders of the Azzad Wise Capital Fund and the Azzad Ethical Fund vote “FOR” Proposal 1 for the election of the Nominee and (ii) the shareholders of the Azzad Wise Capital Fund vote “FOR” Proposal 2 approving the Subadvisory Agreement.

PROPOSAL 1:

ELECTION OF TRUSTEE

At a Board meeting held on January 31, 2014, the current Trustees of the Trust nominated for election the independent nominee listed below to serve on the Board of the Trust. The nominee, Mr. Abed Awad, currently serves as a Trustee of the Trust. Mr. Awad is not an “interested person” of the Trust within the meaning of the Investment Company Act (an “Independent Nominee” or “Independent Trustee”). Mr. Awad was nominated by the Trust’s current Board members who are not “interested persons” of the Trust within the meaning of the Investment Company Act.  The shareholders of the Funds are being asked to vote for the election of Mr. Awad at this Special Meeting.  If elected, Mr. Awad will hold office until the election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed.

Information about the Nominee

Information regarding the Nominee is set forth in the table below.

INDEPENDENT NOMINEE

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past 5 Years
Abed Awad, Esq. 24 Lyle Avenue Wayne, NJ 07470 Age: 44	Trustee	Indefinite/Since 2013	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	2	None

OTHER INDEPENDENT TRUSTEES

Name, Address And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 78	Trustee	Indefinite / Since 2000	Managing Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)	2	None
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 65	Trustee	Indefinite / Since 2000	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	2	None

INTERESTED TRUSTEE

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bashar Qasem* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 49	Chairman, Treasurer, and Trustee	Indefinite/Since 2001	President & CEO of the Adviser (since 2000)	2	None

*Mr. Qasem is an Interested Trustee because he serves as President and CEO of the Adviser.

OFFICERS WHO ARE NOT TRUSTEES

Name, Address, And Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 52	Secretary	Indefinite/Since 2003	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001)	2	None
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 39	Chief Compliance Officer	Indefinite/Since 2007	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002)	2	None

*Manal Fouz is the wife of Bashar Qasem.

Leadership Structure and Board of Trustees

The Board supervises the business and management activities of the Trust and approves all significant agreements between the Trust and outside service providers.  The Board of Trustees is scheduled to meet four times a year.  The Trust is led by Mr. Qasem and does not have an independent lead trustee.  The Board reviewed the collective and individual experience, qualifications, and skills of the Nominees. Qualifications common to all Trustees, including Nominee are strong educational backgrounds, lifetimes of experience in business and finance, personal investments in the Funds, and an ability to effectively evaluate information about the Funds, the Adviser, and its service providers.

Mr. Qasem serves as the Board’s Chairman. The Board believes that its leadership structure is appropriate given the Funds’ size and investment objectives. Mr. Qasem has over 17 years’ experience in the investment management field and has served as chairman of the Azzad Funds since their inception. Mr. Qasem brings to the Board an advantageous insight into the Funds’ operations, investment objectives and history. The Board believes that, at this time, he is the most qualified of the four members to serve as Chairman. Independent Trustees meet once a quarter, outside the Adviser’s presence, to discuss the Board’s effectiveness, any matters of concern and the Funds in general.  The Board feels that the current leadership structure is appropriate because Mr. Qasem, in his role as CEO of the Adviser, provides the Board with insight to the day to day operations of the Funds and he is receptive to inquiries and suggestions from the other Trustees in their areas of expertise and experience.

In determining that the Nominee is qualified to serve on the Board, the Board considered a variety of criteria, including actual service, commitment and participation of the Nominee during his tenure with the Funds. The following are additional qualifications of the Nominee:

Abed Awad is an attorney at the law firm of Awad & Khoury, Attorneys at Law. He was elected as Trustee by the Board, including a majority of Independent Trustees on April 22, 2013. Mr. Awad is a recognized authority on Islamic law and has lectured on Islamic Banking and Finance for bar associations and university programs across the United States. Mr. Awad was selected to serve as Trustee primarily because of his legal background and his expertise in Islamic banking and finance law.

The Trust's Audit Committee consists of Mr. Husain, Mr. Raheemullah and Mr. Awad.  The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees.  During the fiscal year ended June 30, 2013 the Audit Committee held two meetings.

The Board does not have a formal nominating committee. Decisions concerning nominations of Trustees are formed by the entire Board, excluding Mr. Qasem, an Interested Trustee.  Nominations are discussed whenever necessary to fulfill a Trustee position.

The Board’s role in the management of the Azzad Funds is oversight. Daily management of the Funds, selection of Fund holdings, administration and distribution services, and management of operational and portfolio risk are the responsibilities of the Adviser. The Board obtains and reviews various reports and agreements from the Adviser, service providers, auditors, and the Funds’ compliance officer. The Board meets independently with the Funds’ Chief Compliance Officer (“CCO”) at least once a year (or whenever a material event occurs) to discuss the Adviser’s and Funds’ compliance procedures and findings and to review various potential risks to the Funds including investment, liquidity and operational risks.

Fund Ownership. The following table sets forth the dollar range of equity securities in the Trust beneficially owned by the Nominee as of December 31, 2013.

INDEPENDENT NOMINEE

TRUSTEE NAME/ADDRESS	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD ETHICAL FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD WISE CAPITAL FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Abed Awad, Esq. 24 Lyle Avenue Wayne, NJ 07470	$1-$10,000	$10,001-$50,000	$10,001-$50,000

INDEPENDENT TRUSTEES NOT INCLUDING NOMINEE

TRUSTEE NAME/ADDRESS	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD ETHICAL FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD WISE CAPITAL FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540	$1-$10,000	None	$1-$10,000
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103	$1-$10,000	$10,001-$50,000	$10,001-$50,000

INTERESTED TRUSTEE

TRUSTEE NAME/ADDRESS	DOLLAR RANGE OF EQUITY SECURITIES THE AZZAD ETHICAL FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE AZZAD WISE CAPITAL FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR NOMINEE IN FAMILY OF INVESTMENT COMPANIES
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042	Over $100,000	$10,001-$50,000	Over $100,000

Compensation: For their service as Trustees, the Trustees who are not "interested persons" are entitled to receive compensation from the Trust. As of April 22, 2013, compensation is based on a yearly compensation rate of $20 per one million assets under management, up to a maximum of $12,000 per trustee annually. Compensation is paid to each Trustee on a quarterly basis and calculated at the end of each quarter. The calculation is based on the assets under management at the end of each quarter divided by four times $20. Previously, compensation was based on an aggregate fee of $1,000 per year for attendance at all meetings held on a day on which a regularly scheduled board meeting is held and $50 per day for attendance by telephone at a meeting held on each day on which no regular board meeting is held.  None of the executive officers receives compensation from the Trust. The Funds will pay a pro rata portion of the fees payable to the Trustees who are not "interested persons," of the Funds. During the fiscal year ended December 31, 2013 compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name of Person	Total Compensation from Fund and Fund Complex Paid to Trustees
Syed Shamshad Husain	$1100
Syed K. Raheemullah	$600
Abed Awad	$0

THE BOARD OF TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1 FOR THE ELECTION OF MR. ABED AWAD AS A TRUSTEE OF THE TRUST.

PROPOSAL 2:

FOR AZZAD WISE CAPITAL FUND SHAREHOLDERS ONLY

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN FEDERATED INVESTMENT MANAGEMENT AND THE ADVISER

Background

The Board of Trustees (“Board”) is requesting that the shareholders of the Azzad Wise Capital Fund (“Fund”) approve the proposed Subadvisory Agreement between Federated Investment Management Company (“Federated”) and the Adviser.

Proposed Subadvisory Agreement

Under the proposed Subadvisory Agreement, Federated will provide portfolio management services to the Fund subject to the investment objectives, philosophy and restrictions of the Fund and in accordance with the terms of Subadvisory Agreement. In its role as Sub-Adviser, Federated will direct the investment of a portion of the Fund’s assets, in accordance with the investment objective and policies as outlined in the Fund’s registration statement and in accordance with the terms of the Subadvisory Agreement. With respect to the portion of the assets of the Fund subadvised by it, the Sub-Adviser will furnish investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.   The Adviser will maintain responsibility over the day-to-day portfolio management of the Fund and will retain control over the Fund.

The proposed Subadvisory Agreement provides that the Sub-Adviser will receive a monthly fee equal to 60 basis points on the first $25 million in assets under management subadvised by Federated (“Subadvised Assets”); 50 basis points over $25 million to $50 in Subadvised Assets; and 40 basis points over $50 million in Subadvised Assets.  Under the Subadvisory Agreement, the Sub-Adviser may, from time to time and for such periods as Sub-Adviser deems appropriate, voluntarily reduce its compensation by providing Adviser with written notice.  On March 14, 2014, Sub-Adviser provided the Adviser with notice that until March 14, 2015 the Sub-Adviser would voluntarily reduce its compensation to 35 basis points on the first $250 million in Subadvised Assets; and 30 basis points over $250 million in Subadvised Assets.  The Sub-Adviser may change or terminate its voluntary waiver on an annual basis thereafter, upon 180 days advance written notice to Adviser.  The fees will be paid by the Adviser, not the Fund.

The proposed Subadvisory Agreement will become effective upon shareholder approval.  The proposed Subadvisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the proposed Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the proposed Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund. The proposed Subadvisory Agreement may be terminated at any time on not more than 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund.  The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust. The proposed Subadvisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act).

The proposed Subadvisory Agreement for the Fund is attached as Exhibit A.  You should read the agreement.  The description of the agreement in this Proxy Statement is only a summary.

Proposed Sub-Adviser

The proposed Sub-Adviser, Federated, is an SEC registered investment adviser and a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222.  Federated is an indirect, wholly-owned subsidiary of Federated Investors, Inc, a Pennsylvania corporation with a principal address of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and a publicly owned company (Ticker Symbol: FII).  Federated Investors owns 100% of the outstanding voting securities of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801.  FII Holdings owns 100% of the outstanding voting securities of Federated.

Federated, and other subsidiaries of Federated Investors, Inc., advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $376.1 billion in assets as of December 31, 2013.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees, and provides investment products to approximately 6,000 investment professionals and institutions.  Federated, the proposed sub-advisor to the Azzad Wise Capital Fund, advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.

As described in this proxy statement and the Subadvisory Agreement, Federated utilizes personnel of its affiliate, Federated Investors (UK) LLP (“Federated Investors (UK)”), an investment adviser registered in the United States with the SEC and in the United Kingdom with the Financial Conduct Authority, and another indirect, wholly-owned subsidiary of Federated Investors, Inc., to provide certain credit research and other services to Federated pursuant to a services agreement between Federated and Federated Investors (UK).

FII Holdings owns 100% of Federated International Holdings B.V., a Netherlands company with a principal address of Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands.   Federated International Holdings owns 100% of Federated Holdings (UK) Limited, an English company with a principal address c/o Reed Smith LLP, The Broadgate Tower, 20 Primrose Street, London EC2A 2RS, United Kingdom.  Federated Holdings (UK) owns 99% of Federated Investors (UK) LLP.  Federated Holdings (UK) also owns 100% of Federated Global Holdings LLC, a Delaware limited liability company with a principal address of 2711 Centerville Road Suite 400 Wilmington, Delaware 19808.  Federated Global Holdings owns the remaining 1% of Federated Investors (UK).

Federated Investors (UK) is located at 222 Regent Street, London, United Kingdom W1B 5TR.  Upon the initial and annual approval of the Subadvisory Agreement by the Board, and the initial approval of the Subadvisory Agreement by shareholders, the services agreement between Sub-Adviser and Federated Investors (UK) also shall be deemed approved as and to the extent required under the Investment Company Act.

Federated also receives certain administrative services from its affiliate, Federated Advisory Services Company, an investment adviser registered in the United States with the SEC, and another wholly-owned subsidiary of Federated Investors, Inc.  Federated Advisory Services Company is located at 1001 Liberty Avenue, Pittsburgh, PA 15222.  There will be no separate fee charged to or payable by the investment adviser, Azzad Asset Management, or the Azzad Wise Capital Fund, for the services provided by Federated Investors (UK) or Federated Advisory Services Company to Federated.

The name and principal occupation of each principal executive officer and each director of Federated are listed in the chart below. The address for each is 1001 Liberty Avenue, Pittsburgh, PA, 15222.

NAME:	POSITION WITH SUB-ADVISOR	PRINCIPAL OCCUPATION
J. Christopher Donahue	Director and Chairman

Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

John B. Fisher	Director and President/CEO

President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Thomas R. Donahue	Director and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson	Director	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801

Federated will assign a professional team of portfolio managers to assist the Adviser in the management of the Fund.  The team will be led by Ihab Salib, Senior Portfolio Manager and head of the International Fixed Income Group, John Polinski, Portfolio Manager and Senior Investment Analyst and Ruggero de’Rossi, Senior Portfolio Manager.

Ihab Salib is a Senior Portfolio Manager and head of the International Fixed Income Group. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader and Assistant Vice President. In 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received a B.A. with a major in Economics from Stony Brook University.

John Polinski is a Portfolio Manager and Senior Investment Analyst. Mr. Polinski joined Federated in October 2005 as Senior Investment Analyst and Vice President-. Previously, Mr. Polinski served as Vice President and Portfolio Manager, High Yield Credit Research, with DWS/Deutsche Asset Management. Mr. Polinski received a B.A. from the University of Pittsburgh and an M.B.A. from the University of South Carolina.

Ruggero de’Rossi joined Federated in March 2014 as a Vice President and Senior Portfolio Manager.  Previously, he was Partner – CIO of Tandem Global Partners from 2007 to 2014, Managing Director at J.P. Morgan Chase from 2004 to 2006, Managing Director at Oppenheimer Funds from 2000 to 2004, Senior Vice President at ING Barings from 1998 to 2000, Vice President at Citibank from 1995 to 1998, Vice President at Bankers Trust International from 1994 to 1995, and Director at Lehman Brothers International from 1990 to 1994.  Mr. de’Rossi received his doctorate in Macroeconomics and Economics from University of Rome, Italy.

EVALUATION BY THE BOARD OF TRUSTEES OF THE PROPOSAL

In preparation for the March 10, 2014 meeting, the Board request and reviewed a wide variety of materials provided by Federated. These materials included: Federated Investors, Inc.’s Form 10-K, Federated Investors, Inc.’s advisory companies’ SSAE16 Report, Federated’s 2012 ADV Parts 1 and 2A, Federated Investors, Inc.’s 2012 Annual Report, Federated’s Best Execution Policy, Federated’s Fixed Income Allocation Procedure, Federated Investors, Inc.’s Business Continuity Plan Summary, Federated Investors, Inc.’s Code of Business Conduct & Ethics, Federated Investors’ Inc.’s SEC deficiency letter & response, the GIPS schedule rate of return and statistics, a presentation provided to the Adviser during their onsite visit, the GIPS Auditor letter as well as Federated’s returns for fixed income and emerging market debt companies composites.

The Board acknowledged it received various due diligence materials from the Adviser relating to certain factors the Board considered in determining whether to approve the Subadvisory Agreement. These included: (i) a copy of the proposed Subadvisory Agreement between Federated and the Adviser, as well as, the process by which the Adviser selected and recommended Federated for Board approval; (ii) the nature, extent and quality of services to be provided by Federated; (iii) the fees proposed to be paid by the Adviser to Federated, as well as a list of subadvisory fee comparables for short time bond funds and advisory fee comparables for emerging market fixed income funds; (iv) information regarding Federated’s reputation, investment management business, personnel and operations, including the services provided to Federated by its affiliates as described above; (v) information regarding Federated’s historical performance returns for its fixed income and emerging market composites; (vi) information regarding Federated’s compliance program; (vii) information regarding Federated’s financial conditions; (viii) and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund grows.

In connection with its deliberations, the Board considered information supplied by the Adviser and Federated in advance of the meeting on March 10, 2014. In its deliberation, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the proposed Subadvisory Agreement.

Nature, Extent and Quality of Services provided by Federated. In examining the nature, extent and quality of the services to be provided by Federated to the Fund, the Board reviewed the materials provided by Federated to the Board. The Board evaluated (i) Federated’s organization, history, reputation, qualifications and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to fixed income and emerging market products and the performance history of those portfolios; (iii) its expertise in sukuk investments and Islamic finance relative to other investment advisers; and (iv) its compliance program and overall expertise serving as sub-adviser to other 1940 Investment Company Act Funds. The Board noted that Federated manages over $9 billion in subadvisory investments.

The Board also considered Federated’s investment process and research resources and capabilities. The Board noted, in particular, that Federated’s investment approach and philosophy, risk controls and personnel were reviewed by the Adviser’s Investment Committee (which included the Adviser’s CEO, Vice President and current Portfolio Manager, two analysts who hold the CFA designation, the Chief Compliance Officer and General Counsel). The Board noted that the Adviser’s Investment Committee had undergone an extensive comparison of Federated with two other potential sub-adviser candidates and had recommended Federated as the Fund’s sub-adviser.  The Board noted that Federated would devote three portfolio managers to the Fund who have 35 aggregate years of experience between them and that the portfolio would be supported by other analysts from Federated’s emerging market debt team and the entire global fixed income team including at least one analyst with direct experience managing a Fund overseas with a similar investment mandate as that of the Azzad Wise Capital Fund.

The Board discussed the acceptability of the terms of the proposed Subadvisory Agreement, noting that it may terminate the contract without penalty upon not more than sixty days prior written notice to the Adviser. It also noted that the Sub-Adviser would inform the Adviser if it intended to manage a fund with a similar investment mandate upon not less than 90 days prior written notice to the Adviser. The Board also noted that the Sub-Adviser would be responsible for the selection of brokers, as well as, brokerage trade execution, enabling the Fund to possibly leverage Federated’s brokerage relationships. The Board noted that the terms and conditions of the Subadvisory Agreement were generally similar in scope to subadvisory agreements applicable to other funds.

The Board discussed the fees under the proposed Subadvisory Agreement noting that the Sub-Adviser will receive a monthly fee equal to 60 basis points on the first $25 million in assets under management subadvised by Federated (“Subadvised Assets”); 50 basis points over $25 million to $50 in Subadvised Assets; and 40 basis points over $50 million in Subadvised Assets.  The Sub-Adviser may, from time to time and for such periods as Sub-Adviser deems appropriate, voluntarily reduce its compensation by providing Adviser with written notice.  The Board noted that on March 14, 2014, Sub-Adviser provided the Adviser with notice that until March 14, 2015 the Sub-Adviser would voluntarily reduce its compensation to 35 basis points on the first $250 million in Subadvised Assets; and 30 basis points over $250 million in Subadvised Assets.  The Sub-Adviser may change or terminate its voluntary waiver on an annual basis thereafter, upon 180 days advance written notice to Adviser.

The Board also considered the due diligence review process undertaken by the Adviser, and the process in which the Adviser recommended Federated for Board approval. The Trustees reviewed Federated’s financial condition and its ability to carry out its responsibilities under the Subadvisory Agreement. The Board noted the potential advantages of the Fund being managed by a large organization with expansive resources and capabilities. The Board noted that while the Fund has a unique investment mandate, many of the same investment processes, risk controls and management Federated employs for its fixed income and emerging market products would also apply to the Fund. The Board concluded that the Fund would benefit from the knowledge and experience of Federated’s investment professionals.

The Board also reviewed and discussed Federated’s compliance program including information provided to the Adviser regarding a 2012-2013 audit by the Securities and Exchange Commission. The Adviser noted they were given a thorough presentation during their onsite visit regarding Federated’s compliance program and it was determined by the Adviser to be reasonably designed to prevent violations of the federal securities laws.

Based on this review, the Board concluded that the nature, extent and quality of the subadvisory services provided by Federated were adequate and appropriate in light of the extent and quality of services proposed to be provided.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Board considered Federated’s expertise in global fixed income management which includes various customized strategies having portfolio characteristics similar in certain respects to the Fund, such as credit quality, duration management, and income generation. The Board noted that Federated’s Emerging Market Debt Strategy includes, as a small portion of its portfolio, investments which may overlap those found in the Fund’s investment mandate. The Board acknowledged that it reviewed and received information regarding Federated’s performance regarding its Emerging Market Debt Strategy and Active Cash Moderate Fixed Income Strategy. The Board observed that, while past performance is no guarantee of future results, Federated has delivered solid performance results over the one, three, five and ten year periods relative to its benchmark for these strategies. The Board also reviewed performance, portfolio characteristics and risk reports provided to it by the Adviser comparing Federated’s emerging market debt strategy to the strategies of two other potential sub-adviser candidates.

Based on these factors, the Board concluded that Federated will be able to provide valuable assistance to the Adviser in generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Comparative Fees, Costs of Services to be Provided and Profitability. The Board considered the fee payable under the proposed Subadvisory Agreement, noting that the fee would be paid by the Adviser, not the Fund, and, therefore would not impact the fees paid by the Fund. The Board considered that the Fund would be receiving additional research services and investment management expertise from a reputable firm, without any additional impact on the Fund’s shareholders. The Board also noted that the Sub-Adviser also pays for certain credit research and other services provided by its London affiliate through its subadvisory fee. The Board reviewed data regarding fees charged by Federated to its other clients, observing that the proposed subadvisory fees are in line with its normal business practices.

The Board also considered whether there were any ancillary benefits that may accrue to Federated as a result of Federated’s relationship with the Fund. It was noted that Federated would not be responsible for ensuring that the securities selected for the Fund’s portfolio comply with the Fund’s socially responsible (halal) investment philosophy. Instead, the Adviser would maintain control and responsibility for ensuring that the Fund’s holdings comply with its socially responsible (halal) philosophy. It was also noted that Federated may receive reputational benefits from serving as a sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits may be balanced by the greater regulatory scrutiny that serving as a sub-adviser to a mutual fund entails. The Board concluded that the benefits that were expected to accrue to Federated by virtue of its relationship with the Fund were reasonable.

When determining the appropriateness of the subadvisory fee, the Board considered the nature and quality of the services and research to be provided to the Fund, the expected potential enhancement to the Fund’s performance and trade execution, and the Sub-Adviser’s cost of providing such services.  The Board observed that the Sub-Adviser has significant and long-term investments in areas that support the Fund such as personnel and processes for portfolio management, compliance, risk management functions and systems technology.

The Board concluded that the execution of the Funds’ investment program as well as the nature, extent and quality of the Sub-Adviser’s investment management services justifies the subadvisory fees.

Economies of Scale to be Realized. The Board recognized that, because Federated’s fee is paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted that the Sub-Adviser’s fee provides for lower fees as assets increase at pre-established breakpoints and concluded that the proposed Subadvisory Agreement satisfactorily provides for sharing of these economies of scale.

In considering the materials and information described above, the Independent Trustees were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders, and unanimously approved the Subadvisory Agreement for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2 FOR THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT WITH FEDERATED.

VOTING SECURITIES AND VOTING

The close of business on [February 28, 2014] has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting (“Record Date”).  On that date, the Azzad Ethical Fund had 3,459,733.536 shares of common stock outstanding and entitled to vote and the Azzad Wise Capital Fund had 6,097,513.718 shares of common stock outstanding and entitled to vote.  Each share of each Fund is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote.  Proposal 1 requires the favorable vote of the plurality of outstanding voting shares of all of the Funds that are series of the Trust. Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund.

The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting.  In the event that a quorum is not present at the Special Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy even though less than a quorum is present at the Meeting.  The persons named as proxies will vote those proxies which they are entitled to vote “FOR” any such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” any such proposal against such adjournment.

Broker non-votes and abstentions will have no effect on Proposal 1.  However, for Proposal 2, they will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of Proposal 2, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion.  You may revoke any proxy prior to its exercise by filing with the Trust an instrument revoking the proxy or a duly executed Proxy bearing a later date. To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Azzad Ethical Fund and less than 1% of the shares of the Azzad Wise Capital Fund as of the Record Date.  Except as set forth below, the Trust does not know of any person, as of the Record Date, who owned beneficially more than 5% of either Fund’s outstanding shares.

SHAREHOLDER’S NAME/ADDRESS:	NUMBER OF OUTSTANDING SHARES OWNED:	NAME OF FUND	PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED:
FolioFn Investments Inc 8180 Greensboro Drive, 8th Floor McLean, VA 22102	2,128,926.062 Shares	Azzad Ethical Fund	61.53%
FolioFn Investments Inc 8180 Greensboro Drive, 8th Floor McLean, VA 22102	5,116,129.423 Shares	Azzad Wise Capital Fund	83.91%

Shareholders owning more than 25% of the shares of a Fund are deemed to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

PROXY COST AND DELIVERY

The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily via the Internet and mail but also may include telephone or oral communications by regular employees of the Adviser.

OPERATION OF THE AZZAD FUNDS

The Trust is organized as an open-end management investment company organized as a Massachusetts business trust on December 16, 1996.  The Trust’s principal executive offices are located at 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Funds currently retain Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042 as investment adviser and administrator.  The Funds retain Mutual Shareholder Services to manage the Fund’s business affairs, and act as the Fund’s transfer agent and Fund accountant.  The address of Mutual Shareholder Services is 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147.

ANNUAL AND SEMI-ANNUAL REPORTS

Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, are available at no charge by sending a written request to the Fund at Azzad Funds, c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 or by calling toll-free 888.350.3369 or can be downloaded online at www.azzadfunds.com.

SHAREHOLDER PROPOSALS

The Trust is not required to, and does not hold annual meetings of shareholders, except as required by the Investment Company Act.  When annual or special meetings are held by the Trust, shareholder proposals that are intended for inclusion in the proxy materials for the meeting must be received by the Trust within a reasonable period of time before the solicitation is made.  Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to Azzad Funds, c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 or by calling 888.350.3369.  Timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

By order of the Board of Trustees,

Jamal Elbarmil,

Secretary

[INSERT DATE]

1

EXHIBIT A

SUBADVISORY AGREEMENT

This Subadvisory Agreement (as amended from time to time, this “Agreement”) is entered into as of the          day of         , 2014, by and between Azzad Asset Management, Inc.,
a Delaware corporation (the “Adviser”), and Federated Investment Management Company,
a Delaware statutory trust (“Sub-Adviser”).

RECITALS

WHEREAS, Adviser has entered into an Investment Advisory Agreement, dated October 13, 2008 (the “Advisory Agreement”) with Azzad Funds, a Massachusetts business trust (the “Company”), pursuant to which Adviser provides portfolio management services to the series of the Company set forth on Schedule 1 to this Agreement (each a “Fund” and, collectively, the “Fund(s)”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

WHEREAS, Adviser and the Board of Trustees (the “Board”) of the Company desire to retain Sub-Adviser to render portfolio management services to the Company and the Fund(s), or a portion of the assets of the Fund(s) as assigned to Sub-Adviser by Adviser from time to time, (the “Subadvised Assets”) in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Board, including a majority of the Trustees who are not interested persons of the Fund(s), Adviser or Sub-Adviser, have approved this Agreement and the subadvisory arrangement contemplated by this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, Adviser and Sub-Adviser agree with respect to each Fund as follows:

SECTION 1. APPOINTMENT OF SUB-ADVISER.

Subject to and in accordance with the provisions of this Agreement, Adviser hereby:  (a) appoints Sub-Adviser as investment subadviser for each Fund with respect to the Subadvised Assets to perform the investment advisory and any other services to each such Fund set forth in this Agreement, and (b) delegates to Sub-Adviser the authority vested in Adviser pursuant to the Advisory Agreement to the extent necessary to enable Sub-Adviser to perform its services and other obligations under this Agreement.

SECTION 2. SCOPE OF SUB-ADVISER’S AUTHORITY, DUTIES AND SERVICES.

(a)

General.  Adviser hereby authorizes Sub-Adviser, in its discretion and without prior consultation with Adviser or the Board, to invest, reinvest and manage the Subadvised Assets of each Fund, and determine the structure and composition of the Subadvised Assets of each Fund, on a discretionary basis in accordance with: (i) the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations thereunder applicable to the Fund; (ii) the requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-Adviser; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Fund; (iv) the investment objectives, strategies and limitations of the Fund as provided in the Fund’s current registration statement, prospectus, and statement of additional information, and in the governing documents of the Company (i.e., the Company’s declaration of trust and bylaws) as applicable to the Fund, in each case as amended and updated from time to time and provided in writing to Sub-Adviser (collectively, each of the documents identified in this clause (iii) being, the “Governing Documents”), (v) Sub-Adviser’s policies and procedures adopted under Rule 38a-1 promulgated under the 1940 Act, and (vi) such other reasonable, mutually acceptable, instructions relating to the Fund’s portfolio as the Board or Adviser may from time to time specifically adopt, and provide in writing to Sub-Adviser, as being necessary for Sub-Adviser to perform its services and other obligations under this Agreement (“Instructions”); provided, that, notwithstanding any other provision of this Agreement, Adviser or the Company shall be responsible, and Sub-Adviser shall not be responsible (including for any related costs or expenses), for ensuring that the Fund(s) comply with all ethical, qualification, certification and other requirements applicable to the Fund(s) or portfolio investments (including management of the Fund(s)) under Shariah law or principles (collectively, “Shariah Requirements”).

(b)

Sub-Adviser Services and Duties.  Subject to and in accordance with the provisions of this Agreement, to enable Sub-Adviser to perform the general duties described in Section 2(a) above:

(i)

General Services.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, (A) formulate and implement a continuous investment program for the Subadvised Assets of each Fund, and (b) take the steps that Sub-Adviser determines to be reasonably necessary to implement such investment program(s), including purchasing, holding or selling the securities and other assets included in the Subadvised Assets of each Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time.  As required under the 1940 Act, Sub-Adviser will not consult with any other sub-adviser to the Company or the Fund(s) that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions of the Company or the Fund(s) in securities or other assets, and Sub-Adviser will be responsible for providing investment advice under this Agreement only with respect to the Subadvised Assets of each Fund.

(ii)

Selection of Brokers, Dealers and Other Securities Intermediaries.  Without limiting Section 2(b)(i) above:  (A) Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Company, the Fund(s), Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time; (B) Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to a Fund or other clients of Sub-Adviser or an affiliated person of Sub-Adviser, provided that such selections are made in accordance with Sub-Adviser’s applicable policies and procedures as in effect from time to time; and (C) in selecting brokers, dealers and other intermediaries, Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-Adviser deems appropriate and consistent with Sub-Adviser’s policies and procedures as in effect from time to time.

(iii)

Aggregation of Orders.  Without limiting Sections 2(b)(i) or (ii) above, Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Subadvised Assets with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons.  In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time.  Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(iv)

Recordkeeping.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, maintain and preserve such books and records relating to the Subadvised Assets of each Fund and the services provided by Sub-Adviser under this Agreement as required of an investment sub-adviser to a registered investment company pursuant to Section 31 of the 1940 Act or Section 204 of the Advisers Act and the rules and regulations promulgated thereunder.  Sub-Adviser agrees that such books and records are the property of the Company, and that Sub-Adviser will surrender such books and records to Adviser or the Company, or either of their designees, promptly upon request (provided, that Sub-Adviser may retain copies of any or all of such books and records).  Sub-Adviser will permit Adviser to reasonably inspect such books and records during normal business hours upon reasonable prior notice.

(v)

Reporting.  Sub-Adviser agrees to provide such reasonable reports as mutually agreed upon by Adviser and Sub-Adviser at such times as mutually agreed upon by Adviser and Sub-Adviser.  Sub-Adviser will provide Adviser with such other information regarding Sub-Adviser or Sub-Adviser’s management of the Subadvised Assets of each Fund as is legally required for any shareholder report (including Forms N-SAR of N-CSR), amended registration statement, prospectus or statement of additional information (including Form N-1A), portfolio holding report (including Form N-Q), proxy statement (including Form N-14), or “blue-sky” filing, or any amendment or supplement to any of the foregoing, of the Company or a Fund filed with the U.S. Securities and Exchange Commission (“SEC”) or applicable state securities regulator (collectively, “Required Filings”).  Upon the Company’s or Adviser’s reasonable request, Sub-Adviser also will make available its officers and employees to meet with the Board to review Sub-Adviser’s performance under this Agreement, and the performance of the Subadvised Assets of each Fund, via telephone (or video conference) on a quarterly basis and in person on a less frequent basis as mutually agreed upon by Adviser and Sub-Adviser.

(c)

Valuation.  Adviser acknowledges and agrees, on behalf of itself, the Fund(s) and the Company, that Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund(s) (including the Subadvised Assets); provided, however, that Sub-Adviser will cooperate reasonably with Adviser and, unless prohibited by applicable law or confidentiality obligation, provide such information as Adviser reasonably may request for purposes of valuing or pricing securities or other assets selected by Sub-Adviser for which a readily available market price is not available.

(d)

Compliance Testing.  Adviser agrees that Sub-Adviser is not the compliance agent for the Company, the Fund(s) or Adviser, may not have access to all of the books and records of each Fund necessary to perform certain compliance testing, and will not be obligated to request any books and records of a Fund not in Sub-Adviser’s possession for purposes of compliance testing.  To the extent that Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with applicable laws, rules or regulations (for example, the 1940 Act and Subchapter M of the IRC), the Governing Documents, Sub-Adviser’s policies, or written Instructions, Sub-Adviser shall perform such services at times mutually agreed between Adviser and Sub-Adviser based upon Sub-Adviser’s books and records with respect to the Subadvised Assets of each Fund, which may comprise only a portion of a Fund’s books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement based upon such books and records.  In no event shall Sub-Adviser be responsible for: (1) compliance testing with respect to any assets of a Fund other than the Subadvised Assets sub-advised by Sub-Adviser; or (2) compliance testing with respect to compliance with Shariah Requirements.

(e)

Implementation of Changes.  Adviser agrees that Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in a Fund’s Governing Documents, any change in Sub-Adviser’s policies and procedures, and any other change arising out of any other Instructions provided by the Board or Adviser in writing to Sub-Adviser.  Sub-Adviser shall not be responsible for implementing (or failing to implement) any change in a Fund’s Governing Documents, or resulting from any Instruction of the Board or Adviser, that is not specifically identified in a writing provided to Sub-Adviser.  Sub-Adviser will promptly inform Adviser if Sub-Adviser is not able to implement any such change or new Instruction.

(f)

Adviser and Board Supervision.  Sub-Adviser’s performance of services under this Agreement shall be subject to the general supervision and monitoring of Adviser and the Board.

SECTION 3.

ADVISER’S DUTIES AND SERVICES.

(a)

General.  Adviser agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement and to provide Sub-Adviser with any information that Sub-Adviser reasonably requests in order to perform its services, and comply with its obligations, under this Agreement.  Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee, monitor and review Sub-Adviser’s performance of its services and other obligations under this Agreement.  Adviser shall be solely responsible for ensuring that each Fund complies with all applicable Shariah Requirements.  Nothing in this Agreement shall relieve Adviser of any of its obligations or any liability under the Advisory Agreement.

(b)

Document Delivery Requirements.  Without limiting Section 3(a) above, Adviser shall provide Sub-Adviser with true, correct and complete copies, properly certified or otherwise authenticated, of the following documents relating to each Fund prior to the effective date of this Agreement, annually after this Agreement becomes effective and reasonably in advance of any changes in the following documents becoming effective (with any changes being identified in writing to Sub-Adviser):  (i) each current Governing Document of the Fund; (ii) any Instructions adopted by the Board or Adviser; (iii) any exemptive order relied on by Adviser, the Fund(s) or the Company that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order); (iv) any CFTC Rule 4.5 letter applicable with respect to a Fund or the Company; (v) the Advisory Agreement; (vi) certified resolutions of the Board, and of a duly called meeting of the shareholders of the Fund, approving the Advisory Agreement and Adviser’s appointment as investment adviser for the Fund under the Advisory Agreement, and (vii) certified resolutions of the Board, and, if necessary, of a duly called meeting of the shareholders of the Fund, approving this Agreement (and, as necessary, the services agreement referenced in Section 12(g)(iii) below), Sub-Adviser’s appointment of Sub-Adviser under this Agreement, and the arrangements contemplated by this Agreement.

(c)

Affiliated Persons of Adviser, the Fund(s) and the Company; Restricted List.  Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of Adviser, the Fund(s) and the Company (and any affiliated person of such an affiliated person), and of any issuers, or securities of issuers, that may not be purchased in a Fund’s portfolio, and Adviser shall promptly provide Sub-Adviser with updated written lists whenever Adviser becomes aware of any additional affiliated persons or restricted issuers/securities or other changes to the most recently provided lists.

(d)

Limited Power of Attorney.  Adviser shall have delivered to Sub-Adviser prior to the effective date of this Agreement an executed copy(ies), signed by authorized representatives of Adviser and of the Company, on behalf of the Fund(s), of any separate limited power of attorney requested by Sub-Adviser pursuant to Section 4 below.

(e)

Disclosure Documents and Sales Literature.  Adviser agrees to (and to cause the Company and the Fund to) submit any proposed language in any Required Filings, or any sales literature, statement, communication or other document relating to the Company or a Fund that mentions Sub-Adviser (other than identifying Sub-Adviser as sub-adviser to a Fund), or that describes Sub-Adviser’ services or other obligation hereunder, to Sub-Adviser for review prior to use for prompt review of such materials by Sub-Adviser within a reasonable and appropriate deadline.  Adviser acknowledges and agrees that it is responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Company or a Fund will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-Adviser shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by Sub-Adviser to Adviser, a Fund or the Company specifically for inclusion in any Required Filings that causes any such Required Filings to (i) fail to be accurate and complete in all material respects with respect to Sub-Adviser or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-Adviser or its services, in light of the circumstances under which they were made, not misleading.

(f)

Proxy Voting.  Adviser hereby retains all responsibility and discretion for voting all proxies and corporate actions that are solicited by or with respect to issuers of securities or other assets in which the Subadvised Assets may be invested from time to time.  Adviser also shall be responsible for making any Form N-PX filings.

SECTION 4.

LIMITED POWER OF ATTORNEY.

Adviser hereby appoints Sub-Adviser as Adviser’s, the Company’s and each Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the Subadvised Assets of each Fund.  Adviser, on behalf of itself, each Fund and the Company, hereby ratifies and confirms as good and effectual, at law or in equity, all that Sub-Adviser, and its trustees/directors, officers and employees, may do in the capacity as attorney-in-fact.  Nothing in this Agreement shall be construed as imposing a duty on Sub-Adviser, or its trustees/directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for Adviser, a Fund or the Company. Any person, partnership, corporation or other legal entity or natural person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for Adviser, a Fund or the Company is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of Adviser, such Fund or the Company, and that any such person, partnership, corporation or other legal entity or natural person must look solely to Adviser, such Fund or the Company, as applicable, for enforcement of any claim against Adviser, such Fund or the Company, as Sub-Adviser assumes no personal liability whatsoever for obligations of Adviser, such Fund or the Company entered into by Sub-Adviser in its capacity as attorney-in-fact.  If requested by Sub-Adviser, Adviser agrees to have Adviser, each Fund or the Company execute and deliver to Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to Sub-Adviser.

SECTION 5.

COMPENSATION.

For the services provided under this Agreement, Adviser shall pay to Sub-Adviser, in arrears, a fee at the annual rate set forth opposite each Fund’s name on Schedule 1 multiplied times the average daily net assets of the Subadvised Assets of such Fund.  Such fee will accrue daily and will be paid monthly to Sub-Adviser on or before the fifteenth (15th) day of the next succeeding calendar month.  The method of determining the net asset value for purposes of this Section 5 shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the Shares of the Company and the Fund as described in the prospectus of the Fund.  If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 6.

EXPENSES.

(a)

Expenses Paid by Sub-Adviser.  Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its services and other obligations under this Agreement, and the expenses of office rent, telephone, telecommunications and other facilities that are necessary for Sub-Adviser to perform its services and other obligations under this Agreement.

(b)

Expenses Not Paid by Sub-Adviser.  Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of the expenses of the Company (“Company Expenses”) incurred in managing its portfolio of securities and other assets, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses. Each Fund will also pay its allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Fund or the Company to indemnify its officers and trustees/directors and agents with respect thereto.

In no event shall Sub-Adviser have any obligation to pay any expenses of Adviser, the Fund(s) or the Company, including the expenses of organizing, or continuing the existence of, Adviser, the Fund(s) or the Company; fees and expenses of trustees/directors and officers of Adviser, the Fund(s) or the Company; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Fund(s) or the Company (“Shares”), including expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Governing Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or otherwise; expenses of registering and qualifying Adviser, the Fund(s), the Company, or Shares of the Fund(s) or the Company under federal and state laws, rules or regulations; fees and expenses (including counsel, consultant or other fees and expenses) relating to ensuring that a Fund is compliant with Shariah Requirements; expenses of preparing, printing, and distributing any other Required Filings, other Governing Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to Adviser, the Fund(s) or the Company; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; and association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Company and the Fund(s).

SECTION 7.

REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS.

(a)

Sub-Adviser’s Representations, Warranties and Additional Covenants.  Sub-Adviser represents, warrants and covenants to Adviser as follows:

(i)

Sub-Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization;

(ii)

Sub-Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) to execute and deliver, and perform its obligations under, this Agreement;

(iii)

This Agreement constitutes the legal, valid, and binding obligation of Sub-Adviser, enforceable against Sub-Adviser in accordance with its terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)

Neither the execution and delivery of this Agreement by Sub-Adviser nor the performance of any of Sub-Adviser’s obligations hereunder will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:  (A) any provision of Sub-Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws); (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Sub-Adviser; (C) any law, rule, regulation or administrative or court order to which Sub-Adviser or its assets may be subject or bound; or (D) any material contract to which Sub-Adviser is a party or by which Sub-Adviser or its assets may be subject or bound;

(v)

Sub-Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance of any of Sub-Adviser’s services or other obligations under this Agreement;

(vi)

Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under this Agreement;

(vii)

Sub-Adviser is in compliance, in all material respects, with the laws, rules or regulations applicable to Sub-Adviser when performing its obligations under this Agreement.  Without limiting the foregoing, Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, Sub-Adviser has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable.  Upon Adviser’s reasonable request, Sub-Adviser will provide Adviser and the Board with a summary of Sub-Adviser’s compliance policies and procedures.  Sub-Adviser also will promptly provide Adviser with a summary of any material amendment to Sub-Adviser’s policies and procedures for which a summary has previously been provided to Adviser promptly after any such amendments become effective.  Upon Adviser’s reasonable request, and unless prohibited by applicable law, rule or regulation, Sub-Adviser will provide Adviser and the Board with reasonable information regarding any material violation of applicable laws, rules or regulations, or Sub-Adviser’s compliance policies and procedures (including Sub-Adviser’s code of ethics), by Sub-Adviser;

(viii)

Unless prohibited by applicable law, rule or regulation, Sub-Adviser will promptly provide Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Sub-Adviser from serving as an investment sub-adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) any event that would constitute a change in control (as interpreted under the 1940 Act) of Sub-Adviser; (C) any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry relating to the Fund(s) conducted by any state or federal governmental regulatory authority; and (D) any material change in the key portfolio management personnel responsible for the day-to-day management of the Subadvised Assets of the Fund(s);

(ix)

Upon Adviser’s reasonable request, Sub-Adviser will promptly supply Adviser with certificates of insurance setting forth its fidelity bond and errors and omissions coverages; and

(x)

Unless prohibited by applicable law, rule or regulation, Sub-Adviser will provide Adviser with prompt written notice if any of the representations, warranties or covenants in this Section 7(a) shall be breached, or become inaccurate, in any material respect.

(b)

Adviser’s Representations, Warranties and Additional Covenants.  Adviser represents, warrants and covenants to Sub-Adviser as follows:

(i)

Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization.  The Fund is a duly constituted series of the Company, which is a business entity of the type indicated in the first recital paragraph to this Agreement, and is duly organized, validly existing, and in good standing under the laws of the Company’s jurisdiction of incorporation/organization;

(ii)

Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) and the Advisory Agreement to execute and deliver, and perform its obligations under, this Agreement.  Adviser has been duly appointed by the Board and the shareholders of each Fund to provide investment advisory services to each Fund as contemplated by the Advisory Agreement;

(iii)

This Agreement and the Advisory Agreement each constitutes the legal, valid, and binding obligation of Adviser, enforceable against Adviser in accordance with their respective terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)

Neither the execution and delivery of this Agreement or the Advisory Agreement by Adviser nor the performance of any of Adviser’s services or other obligations under this Agreement or the Advisory Agreement will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such services or other obligations pursuant to:  (A) any provision of Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) or the Governing Documents of the Fund(s) and the Company; (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Adviser or the Board or shareholders of the Fund(s) or the Company; (C) any law, rule, regulation or administrative or court order to which Adviser or its assets, or the Fund(s) or the Company, or the assets of the Fund(s) or the Company, may be subject or bound; or (D) any material contract to which Adviser, a Fund or the Company is a party or by which Adviser or its assets, or the Fund(s) or the Company, or the assets of the Fund(s) or the Company, may be subject or bound;

(v)

Except for the approval(s) of the Board and, as necessary, of each Fund’s shareholders as required by Section 15 of the 1940 Act (which approval(s) have previously been obtained and remain in full force and effect), Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of the Advisory Agreement or this Agreement, the performance of any of Adviser’s services or other obligations under the Advisory Agreement or this Agreement or the appointment of Adviser as investment adviser to the Fund(s) as contemplated in the Advisory Agreement or of Sub-Adviser as sub-adviser to the Fund(s) as contemplated in this Agreement;

(vi)

Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under the Advisory Agreement and this Agreement.  The Company is a registered investment company under the 1940 Act, and the Shares of the Fund(s) and the Company are duly registered under the 1933 Act and under the laws, rules or regulations of all jurisdictions in which such Shares are offered that require such registration;

(vii)

Each of Adviser, the Fund(s) and the Company is in compliance, in all material respects, with the laws, rules or regulations applicable to Adviser, the Fund(s) or the Company.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund(s) and the Company) has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Fund(s) and the Company) has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable;

(viii)

Adviser has received and reviewed a copy of Sub-Adviser’s Form ADV, Part II, copies or summaries of Sub-Adviser’s policies and procedures applicable to Sub-Adviser’s performance of its obligations and services under this Agreement, and any other information regarding Sub-Adviser or its services that Adviser or the Board has determined necessary or appropriate in connection with appointing Sub-Adviser as a sub-adviser for the Fund(s) as contemplated in this Agreement.  The Board has adopted such policies and procedures of Sub-Adviser as policies and procedures of the Company and the Fund(s).  Adviser has provided to Sub-Adviser all information and documents required under Section 3 of this Agreement;

(ix)

Adviser has instructed (or caused the Company or each Fund to instruct) the custodian(s) to the Fund(s) to:  (A) accept and carry out instructions as may be directed from the authorized persons of Sub-Adviser provided in writing by Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (B) provide Sub-Adviser with all operational information necessary for the Sub-Adviser to trade on behalf of the Fund(s);

(x)

Unless prohibited by applicable law, rule or regulation, Adviser will promptly provide Sub-Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Adviser from serving as an investment adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) an event that would constitute a change in control (as interpreted under the 1940 Act) of Adviser; and (C) of any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry (other than routine or sweep regulatory examinations or inspections) relating to the Fund(s) conducted by any state or federal governmental regulatory authority; and

(xi)

Unless prohibited by applicable law, rule or regulation, Adviser will provide Sub-Adviser with prompt written notice if any of the representations, warranties or covenants in this Section 7(b) shall be breached, or become inaccurate, in any material respect.

SECTION 8.

PRIVACY; CONFIDENTIALITY.

(a)

Privacy.  Adviser and Sub-Adviser each agree to comply with the applicable requirements of Regulation S-P and other applicable state and federal laws, rules or regulations.  Specifically, each party agrees to maintain the security and confidentiality of nonpublic personal information (“NPI”) of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 C.F.R. Part 248.  Each party agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by a Fund or the Company, in each instance in furtherance of fulfilling Adviser’s obligations under this Agreement and consistent with the exceptions provided in 17 C.F.R. Sections 248.14, 248.15 and 248.13, respectively.

(b)

Confidentiality.  Each party to this Agreement agrees that it shall (and, in the case of Adviser, that Adviser shall cause the Board, the Fund(s) and the Company to) treat as confidential, and not disclose to any third party, any information (including Sub-Adviser’s investment advice) provided to it (the “Receiving Party”) by the other party (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Fund(s) (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Adviser is the Receiving Party, by the Board, the Fund(s) or the Company) for any purpose not permitted under this Agreement.  The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Company and the Fund(s), provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the privacy and confidentiality obligations imposed under this Section 8, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including in response to regulatory requests).

SECTION 9.

LIMITATIONS OF LIABILITY; INDEMNIFICATION.

(a)

General Limitation of Liability.  Neither the Sub-Adviser nor its members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any action performed or omitted to be performed, in good faith or at the discretion of the Adviser, except to the extent resulting from willful misfeasance, bad faith, reckless disregard or gross negligence on its part in the performance of its obligations and duties under this Agreement.  Without limiting the foregoing, Sub-Adviser shall not have any liability whatsoever for any investment losses incurred by a Fund, or arising from transactions by a Fund, prior to the date on which Sub-Adviser assumes responsibility for the management of the Subadvised Assets of such Fund.  The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

(b)

Indemnification.  Subject to the terms and conditions of this Agreement, each party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other party, and its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (collectively, the “Indemnified Parties”), from and against any loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any violation of applicable law by the Indemnifying Party or its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser), or (ii) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party or its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (or, in the case of Adviser, the Fund or its service providers, other than Sub-Adviser).  Adviser further agrees to indemnify Sub-Adviser and other Subadviser Indemnified Parties for any loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of them arising out of, resulting from or relating to a Fund’s non-compliance with Shariah Requirements.

SECTION 10. TERM AND TERMINATION.

This Agreement shall begin with respect to a Fund as of the date that is the later of (a) the date on which this Agreement is executed and delivered by each party, (b) the date on which Adviser has provided to Sub-Adviser the information and documents with respect to such Fund required under Section 3 to be delivered by Adviser to Sub-Adviser prior to the effective date of this Agreement, or (c) the date on which both approval of this Agreement (and, as necessary, the services agreement referenced in Section 12(g)(iii)  below), and the appointment of Sub-Adviser as contemplated hereunder, by the Board and, if necessary, by the shareholders of such Fund shall have been obtained.  Adviser and Sub-Adviser agree that Sub-Adviser’s commencement of management of the Subadvised Assets of a Fund shall be conclusive evidence of the satisfaction of the foregoing conditions precedent to this Agreement becoming effective as to such Fund.  With respect to each Fund, this Agreement shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund, without payment of any penalty, (i) upon not more than sixty (60) days’ prior written notice (A) by the Board, (B) by the Adviser, or (C) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, or (ii) upon at least sixty (60) days’ prior written notice by Sub-Adviser.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Board.  This Agreement will terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of termination of this Agreement for any reason, Sub-Adviser shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of each Fund and with respect to the Subadvised Assets, except as expressly directed by Adviser, and except for the settlement of securities transactions already entered into for the account of a Fund with respect to the Subadvised Assets.  Termination of this Agreement shall not relieve Adviser or Sub-Adviser of any liability incurred hereunder.  The provisions of Sections 5, 6, 9, 10 and 12(j) of this Agreement shall survive termination for the applicable statute of limitations period.

SECTION 11. USE OF NAMES.

(a)

By Sub-Adviser.  Nothing in this Agreement is intended, or shall be construed, as preventing Sub-Adviser or its affiliates from using Adviser’s, the Company’s or a Fund’s name in any response to a request for information/proposal, and Sub-Adviser and its affiliates are expressly authorized to include the name of Adviser, the Company or the Fund(s) on a representative client list.

(b)

By Adviser, the Company and the Fund(s).  Sub-Adviser hereby grants Adviser, the Company and the Fund(s), for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “Federated” (hereinafter referred to as a “Mark”) in the United States and Saudi Arabia and in any Required Filings, or any sales literature, statement, communication or other document relating to the Company or a Fund, provided the use of such Mark is approved by the Sub-Adviser in advance in writing.  Such right does not include the right to allow third parties to use the Mark.  Countries in addition to the United States and Saudi Arabia, must be approved in advance in writing by Sub-Adviser.  Neither Adviser, the Company nor the Fund(s) shall retain any right to use of the Mark after the termination of this Agreement.  Upon termination of this Agreement, Adviser will (and will cause the Company and the Fund(s) to) immediately terminate all use of the Mark and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains the Mark.  Adviser agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement.  Adviser further agrees (and to cause the Company and the Fund(s)) to comply with any reasonable requirements for the use of the Mark provided from time to time by Sub-Adviser to Adviser or the Company in writing.

(c)

Required Use.  Nothing in this Agreement is intended, nor shall be construed, as preventing either Sub-Adviser (or its affiliated person) or Adviser, the Company or the Fund(s) from using the names of Sub-Adviser, Adviser, the Company or the Fund(s) in responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

SECTION 12.

GENERAL PROVISIONS.

(a)

Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-Adviser:

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Attention: George Polatas

Facsimile No.: (412) 288-2925

Adviser:

Azzad Asset Management

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

Attention: Manal Fouz

Facsimile No.: (703) 852-7478

(b)

Further Actions.  The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(c)

Conflicts of Interest.  It is understood that (i) directors/trustees, officers, agents and shareholders of the Company are or may be interested in Sub-Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-Adviser or its affiliated persons are or may be interest in the Company or the Fund(s) as directors/trustees, officers, shareholders or otherwise, (iii) Sub-Adviser may be interested in the Company or the Fund(s), and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Company’s declaration of trust, articles of incorporation, or similar governing document, or bylaws, (B) Sub-Adviser’s declaration of trust, articles of incorporation, partnership agreement or similar governing document, or bylaws, or (C) provisions of applicable laws, rules or regulations.

(d)

Non-Exclusivity; Nature of Relationship.  The investment subadvisory services provided by Sub-Adviser under this Agreement are not to be deemed to be exclusive, and Sub-Adviser shall be free to render similar services to other advisers, investment companies, and other types of clients; provided, however, that, without at least ninety (90) days prior written notice to Azzad, Sub-Adviser will not serve as an adviser or sub-adviser to another fluctuating net asset value management investment company registered under the 1940 Act, the shares of which are registered under the Securities Act of 1933, and that (i) has an investment objective, and investment strategies and policies, that are substantially similar to the investment objective, and investment strategies and policies, of the Fund(s), (ii) is distributed through substantially similar distribution channels as the Fund(s), and (iii) complies with all applicable Shariah Requirements..  Adviser, the Company, the Fund(s) and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), Sub-Adviser shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of Adviser, the Company, or the Fund(s).

(e)

Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(f)

Entire Agreement; No Modification.  This Agreement supersedes all prior discussions, negotiations, understandings and agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, modified or restated, except by a written agreement executed by both parties to this Agreement and in accordance with the 1940 Act and the rules and regulations thereunder.

(g)

Assignments; Successors; No Third-Party Rights; Service Providers.

(i)

Neither party may assign any of its rights under this Agreement without the prior consent of the other party.  Subject to the preceding sentence, and Section 10 above, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

(ii)

Notwithstanding anything contained in this Agreement to the contrary, Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Sub-Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act).  Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Sub-Adviser had taken such action or made such omission under this Agreement.

(iii)

Without limiting the foregoing, Sub-Adviser utilizes personnel of its affiliate, Federated Investors (UK) LLP (“Federated Investors (UK)”), an investment adviser registered in the United States with the SEC and in the United Kingdom with the Financial Conduct Authority, to provide certain credit research and other services to Sub-Adviser pursuant to a services agreement between Sub-Adviser and Federated Investors (UK).  Subadviser will compensate Federated Investors (UK) for such services out of Subadviser’s compensation received under this Agreement.  There will be no separate fee charged to or payable by Adviser or the Company for the services provided by Federated Investors (UK) to Sub-Adviser.  Upon the initial and annual approval of this Agreement, the services agreement between Sub-Adviser and Federated Investors (UK) also shall be deemed approved as and to the extent required under the 1940 Act.

(h)

Severability.  If any provision of this Agreement is held invalid or unenforceable by any regulator or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i)

Construction.  Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days.  This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement.  The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder:  “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws”.

(j)

Governing Law.  This Agreement, and all statements, certifications and other actions given, made or taken in connection with this Agreement, shall be governed by, and interpreted and construed in accordance with, (i) the laws of the State of New York without regard to conflicts of laws principles that would require the application of the law of another jurisdiction, and (ii) applicable federal law, including the 1940 Act.  To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions of this Agreement, irreconcilably conflict with applicable provisions of the 1940 Act, the 1940 Act shall control.

(k)

Counterparts.  This Agreement may be executed (including by facsimile, Adobe portable document format, electronic mail, or otherwise) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

{Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their duly authorized representatives as of the date first above written.

SUB-ADVISER:

ADVISER:

FEDERATED INVESTMENT MANAGEMENT

AZZAD ASSET MANAGEMENT, INC.
COMPANY

By:

By:

Name:

John B. Fisher

Name:

Title:

President

Title:

SCHEDULE 1

REGISTRANT(S), FUND(S) AND FEES

Name of Registrant	Name of Fund	Annual Rate
Azzad Funds	The Azzad Wise Capital Fund

60 basis points on first $25 million in Subadvised Assets under management;

50 basis points over $25 million to $50 million in Subadvised Assets under management;

40 basis points over $50 million in Subadvised Assets under management.

The Sub-Adviser may, from time to time and for such periods as Sub-adviser deems appropriate, voluntarily reduce its compensation by providing Adviser with written notice.

PROXY CARD

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

SPECIAL MEETING OF SHAREHOLDERS [INSERT DATE]

This Proxy is being solicited on behalf of the Board of Trustees of Azzad Wise Capital Fund and the Azzad Ethical Fund, each a series of the Azzad Funds. The proxy may be revoked prior to its exercise by filing with the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.  To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  The undersigned hereby appoints as proxies Bashar Qasem and Jamal Elbarmil and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund(s) at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS BELOW.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT.  Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope to Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147.  To vote by phone, call 888 350 3369.  To vote via the Internet, please visit http://www.azzadfunds.com  and follow the instructions. If you vote by phone or via the Internet, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN “X” IN THE APPROPRIATE BOX BELOW.

1.

Proposal 1: To vote for the election of Mr. Abed Awad as Trustee to the Board of Trustees of the Trust.

|_|  FOR ALL

|_|  AGAINST ALL            |_|  ABSTAIN

2.

Proposal 2 - Azzad Wise Capital Fund Shareholders Only:  To approve the Subadvisory Agreement between Azzad Asset Management, Inc. and Federated Investment Management Company as described in the proxy statement.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

PLEASE DATE AND SIGN THIS PROXY BELOW.

This proxy will not be valid unless it is dated and signed exactly as instructed below.  If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card.  If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:  “ABC Corp., John Doe, Treasurer.”

 --------------------------------------------------

 Signature

 ---------------------------------------------------

 Signature (if held jointly)

------------------------

___________________________________________

Date

Number of Shares Owned as of Record Date (03/01/14)

INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

         1.  INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears on the proxy card.

         2.  JOINT ACCOUNTS:  Either party may sign.  The name of the party signing should conform exactly to the name shown on the proxy card.

         3.  ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account.  For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts

(1)

ABC Corp................................... ABC Corp. John Doe, Treasurer

(2)

ABC Corp................................... John Doe, Treasurer

(3)

ABC Corp. c/o John Doe, Treasurer.......... John Doe

(4)

ABC Corp. Profit Sharing Plan.............. John Doe, Trustee

Partnership Accounts

(1)

The XYZ Partnership........................ Jane B. Smith, Partner

(2)

Smith and Jones, Limited Partnership....... Jane B. Smith,

General Partner Trust Accounts

(1)

ABC Trust Account.......................... Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee u/t/d 12/18/78........ Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA................ John B. Smith

(2)

Estate of John B. Smith.................... John B. Smith, Jr., Executor